                                                                     EXHIBIT 4.2


                    COLLINS & AIKMAN FLOORCOVERINGS, INC.,

                                   as Issuer

                                      and

                      IBJ SCHRODER BANK & TRUST COMPANY,

                                  as Trustee

                         FIRST SUPPLEMENTAL INDENTURE

                         Dated as of February 6, 1997

                                      to

                                   INDENTURE

                         Dated as of February 6, 1997

                                    between

                    CAF ACQUISITION CORPORATION, as Issuer

                                      and

                 IBJ SCHRODER BANK & TRUST COMPANY, as Trustee

                             --------------------

                                 $100,000,000

                    10% Senior Subordinated Notes due 2007

                                      and

                Series B 10% Senior Subordinated Notes due 2007

                 FIRST SUPPLEMENTAL INDENTURE, dated as of February 6, 1997, between COLLINS & AIKMAN FLOORCOVERINGS, INC., a Delaware corporation (the "Company"), and IBJ Schroder Bank & Trust Company, a New York banking corporation, as Trustee (the "Trustee").

                WHEREAS, CAF Acquisition Corporation, a Virginia corporation ("CAF Acquisition"), has heretofore executed and delivered to the Trustee an Indenture dated as of February 6, 1997 (the "Indenture") providing for the issuance of $100,000,000 aggregate principal amount of CAF Acquisition's 10% Senior Subordinated Notes due 2007 (the "Initial Notes") and CAF Acquisition's Series B 10% Senior Subordinated Notes due 2007 (the "Exchange Notes", and together with the Initial Notes, the "Notes"); and

                WHEREAS, CAF Acquisition has merged with and into the Company and, in connection herewith, the Company has assumed by operation of law, all of CAF Acquisition's debts, liabilities, duties and obligations, including CAF Acquisition's obligations in respect of the Notes and under the Indenture; and

                WHEREAS, the Company desires by this First Supplemental Indenture, pursuant to and as contemplated by Section 5.01 and 9.01 of the Indenture, to expressly assume covenants, agreements and undertakings of CAE Acquisition in the Indenture and under the Notes; and

                WHEREAS, the execution and delivery of this First Supplemental Indenture and the note(s) evidencing the Initial Notes and the Exchange Notes substantially in the form attached hereto as Exhibit A and Exhibit B, respectively (the "Securities"), has been authorized by a resolution of the Board of Directors of the Company; and

                WHEREAS, all conditions and requirements necessary to make each of this First Supplemental Indenture and the Securities a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery thereof have been in all respects duly authorized by the parties hereto.

                NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the other and for the equal and ratable benefit of the Holders of the Notes, as follows:

                                  ARTICLE ONE

                 ASSUMPTION OF OBLIGATIONS OF CAF ACQUISITION


                 SECTION 1.01.  Assumption.
                                ----------

                 The Company hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of CAF Acquisition in the Indenture as if the Company had been the original issuer of the Notes, and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking in each Note outstanding on the date of this First Supplemental Indenture.

                                  ARTICLE TWO

                           MISCELLANEOUS PROVISIONS

                SECTION 2.01.  Terms Defined.
                               -------------

                For all purposes of this First Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this First Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

                SECTION 2.02.  Indenture.
                               ---------

                Except as amended hereby, the Indenture and the Notes are in all respects ratified and confirmed and all the terms shall remain in full force and effect.

                SECTION 2.03.  Governing Law.
                               -------------

                THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS .

                SECTION 2.04.  Successors.
                               ----------

                All agreements of the Company in this First Supplemental Indenture and the Notes shall bind its successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

                 SECTION 2.05.  Duplicate Originals.
                                -------------------

                 The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

                 SECTION 2.06.  Trustee Disclaimer.
                                ------------------

                The Trustee accepts the amendment of the Indenture effected by this First Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (i) the validity of the terms of this First Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company by corporate action or otherwise, (iii) the due execution hereof by the Company or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

                                  SIGNATURES

                IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first written above.

                                      Issuer:

                                      COLLINS & AIKMAN FLOORCOVERINGS, INC.

                                      By: /s/ Stephen M. Burns
                                          -----------------------------------
                                          Name: Stephen M. Burns
                                          Time: Vice President

                                      Trustee:

                                      IBJ SCHRODER BANK & TRUST COMPANY,
                                        as Trustee

                                      By: /s/ Barbara McCluskey
                                          -----------------------------------
                                          Name: Barbara McCluskey
                                          Time: Vice President

                        -
                                                                       EXHIBIT A
                                                                       ---------

                                                            CUSIP No.:

                     COLLINS & AIKMAN FLOORCOVERINGS, INC.

                     10% SENIOR SUBORDINATED NOTE DUE 2007

    No.                                                              $


                 COLLINS & AIKMAN FLOORCOVERINGS, INC., a Delaware corporation (the "Company," which term includes any successor entity), for value received
  promises to pay to                   or registered assigns, the principal sum
  of           Dollars, on January 15, 2007.

                 Interest Payment Dates: January 15 and July 15

                 Record Dates: January 1 and July 1

                 Reference is made to the further provisions of this Note contained herein, which will for a11 purposes have the same effect as if set forth at this place.

                 IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                             COLLINS & AIKMAN FLOORCOVERINGS,
                                               INC.

                                             By:
                                                 -----------------------------
                                                   Name:
                                                   Title:

                                             By:
                                                 -----------------------------
                                                   Name:
  Dated: February 6, 1997                          Title:


  Certificate of Authentication

                This is one of the 10% Senior Subordinated Notes due 2007 referred to in the within-mentioned Indenture.

                                             IBJ SCHRODER BANK & TRUST
                                               COMPANY, as Trustee

  Dated: February 6, 1997                    By:
                                                 -----------------------------
                                                  Authorized Signatory

                             (REVERSE OF SECURITY)

                      % SENIOR SUBORDINATED NOTE DUE 2007

                 1. Interest. COLLINS & AIKMAN FLOORCOVERINGS, INC., a Delaware
                    --------
  corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from February 6, 1997. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing July 15, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                 The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by the Notes plus 2% per annum and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

                2. Method of Payment. The Company shall pay interest on the
                   -----------------
  Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

                3. Paying Agent and Registrar. Initially, IBJ Schroder Bank &
                   --------------------------
  Trust Company, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

                4. Indenture. The Company issued the Notes under an Indenture,
                   ---------
  dated as of February 6, 1997 (as supplemented by the First Supplemental Indenture thereto, dated as of February 6, 1997, the "Indenture"), between the Company and the Trustee. This Note is one of a duly authorized issue of Initial Notes of the Company designated as its 10% Senior Subordinated Notes due 2007 (the "Initial Notes"). The Notes are limited in aggregate principal amount to $100,000,000. The Notes include the Initial Notes and the Exchange Notes, as defined below, issued in exchange for the Initial Notes pursuant to the Indenture. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code SS 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and said Act for a statement of them. The Notes are general unsecured obligations of the Company.

                5. Subordination. The Notes are subordinated in right of
                   -------------
  payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents of all Senior Debt of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

                 6. Redemption.
                    ----------

                 (a) Optional Redemption. The Notes will be redeemable, at the
                     -------------------
  Company's option, in whole at any time or in part from time to time, on and after January 15, 2002, upon not less than 30 nor more than 60 days' notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on January 15 of the year set forth below, plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

   Year                                                    Percentage
   ----                                                    ----------

   2002...................................................  105.000%
   2003...................................................  103.333%
   2004...................................................  101.667%
   2005 and thereafter....................................  100.000%

                (b) Optional Redemption Upon Public Equity Offerings. At any
                    ------------------------------------------------
  time, or from time to time, on or prior to January 15, 2000, the Company may, at its option, use the net cash proceeds of one or more Public Equity-Offerings (as defined in the Indenture) to redeem up to 35% of the aggregate principal amount of Notes originally issued at a redemption price equal to 110% of the principal amount thereof plus, in each case, accrued interest to the date of redemption; provided that at least 65% of the principal amount of Notes originally issued remains outstanding immediately after any such redemption.

                 In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Public Equity Offering.

                 7. Notice of Redemption. Notice of redemption will be mailed at
                    --------------------
  least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than S1,000 may be redeemed in part.

                 Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price plus accrued and unpaid interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued and unpaid interest, if any.

                8. Offers to Purchase. Sections 4.15 and 4.16 of the Indenture
                   ------------------
  provide that, after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control (as defined in the Indenture), and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

                9. Registration Rights. Pursuant to the Registration Rights
                   -------------------
  Agreement (as defined in the Indenture), the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for the Company's Series B 10% Senior Subordinated Notes due 2007 (the "Exchange Notes"), which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Notes. The Holders of the Initial Notes shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

                 10.  Denominations; Transfer; Exchange. The Notes are in
                      ---------------------------------
  registered form, without coupons, in denominations of $1,000 and integral multiples of S1,000. A Holder shall register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

                 11. Persons Deemed Owners. The registered Holder of
                     ---------------------
  a Note shall be treated as the owner of it for all purposes.

                 12. Unclaimed Money. If money for the payment of principal
                     ---------------
  or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                 13. Discharge Prior to Redemption or Maturity. If the Company
                     -----------------------------------------
  at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

                14. Amendment; Supplement; Waiver. Subject to certain
                    -----------------------------
  exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

                15. Restrictive Covenants. The Indenture imposes certain
                    ---------------------
  limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

                 16. Successors. When a successor assumes, in accordance with
                     ----------
  the Indenture, all the obligations of its predecessor under the Notes and the Indenture, the predecessor will be released from those obligations.

                 17. Defaults and Remedies. If an Event of Default occurs and is
                     ---------------------
  continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

                18. Trustee Dealings with Company. The Trustee under the
                    -----------------------------
  Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

                19. No Recourse Against Others. No stockholder, director,
                    --------------------------
  officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                 20. Authentication. This Note shall not be valid until the
                     --------------
  Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

                 21. Governing Law. The Laws of the State of New York shall
                     -------------
  govern this Note and the Indenture, without regard to principles of conflict of laws.

                 22. Abbreviations and Defined Terms. Customary abbreviations
                     -------------------------------
  may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                23. CUSIP Numbers. Pursuant to a recommendation promulgated by
                    -------------
  the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

                24. Indenture. Each Holder, by accepting a Note, agrees to be
                    ---------
  bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

                The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this
  Note in larger type. Requests may be made to: Collins & Aikman Floorcoverings, Inc., 311 Smith Industrial Boulevard, Dalton, Georgia 30722, Attn: President.

                                ASSIGNMENT FORM

                 If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

  I or we assign and transfer this Note to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (Print or type name, address and zip code and
                 social security or tax ID number of assignee)

  and irrevocably appoint __________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

  Date:                              Signed:
        ----------------------------         --------------------------------
                                              (Sign exactly as your name appears
                                              on the other side of this Note)

Signature Guarantee:
                     ---------------------------


                In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) February 6, 2000, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

                         [Check One]
                          ---------

   (1) _ to the Company or a subsidiary thereof; or

   (2) _ pursuant to and in compliance with Rule 144A under the Securities Act;
         or

   (3) _ to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

   (4) _ outside the United states to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act; or

   (5) _ pursusnt to the exemption from registration provided by Rule 144 under the Securities Act; or

   (6) _ pursuant to an effective registration statement under the Securities Act; or

   (7) _ pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (3), (4), (5) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.17 of the Indenture shall have been satisfied.


Dated:                               Signed:
       ----------------------------          --------------------------------
                                               (Sign exactly as name
                                                appears on the other side
                                                of this Security)

Signature Guarantee:
                     ----------------------------------------

            TO BE COMPLETED BY PURCHASER IF ( 2 ) ABOVE IS CHECKED

        The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such informa tion regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      -----------------------   ----------------------------------------------
                                NOTICE: To be executed by an executive officer

                     [OPTION OF HOLDER TO ELECT PURCHASE]

                 If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, check the appropriate box:

                        Section 4.15 [     ]
                        Section 4-16 [     ]

                 If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

  $
    ------------------------------



   Dated:
          ---------------------------    ---------------------------------------
                                         NOTICE: The signature on this
                                         assignment must correspond with the
                                         name as it appears upon the face of the
                                         within Note in every particular without
                                         alteration or enlargement or any change
                                         whatsoever and be guaranteed by the
                                         endorser's bank or broker.


  Signature Guarantee:
                       --------------------------------

                                     A-ll

                                                                     EXHIBIT B
                                                                     ---------

                                                    CUSIP  No.:

                    COLLINS & AIKMAN FLOORCOVERINGS, INC.

                SERIES B 10% SENIOR SUBORDINATED NOTE DUE 2007

    No.                                                           $

                 COLLINS & AIKMAN FLOORCOVERINGS, INC , a Delaware corporation (the "Company," which term includes any successor entity), for value received promises to pay to or registered assigns, the principal sum

    of            Dollars, on January 15,
  2007.

                 Interest Payment Dates: January 15
                 and July 15

                 Record Dates: January 1
                 and July 1

                 Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

                 IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                       COLLINS & AIKMAN FLOORCOVERINGS, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:



  Certificate of Authentication

                This is one of the Series B 10% Senior Subordinated Notes due 2007 referred to in the within-mentioned Indenture.

                                             IBJ SCHRODER BANK & TRUST COMPANY,
                                                as Trustee

   Dated:                                     By:
          ---------------------------            -----------------------------
                                                   Authorized Signatory

                             (REVERSE OF SECURITY)

                       SERIES B 10% SENIOR SUBORDINATED
                                 NOTE DUE 2007

                 1. Interest. COLLINS & AIKMAN FLOORCOVERINGS, INC., a Delaware
                    --------
  corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from February 6, 1997. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing July 15, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                 The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by the Notes plus 2% per annum and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

                2. Method of Payment. The Company shall pay interest on the
                   -----------------
  Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

                3. Paying Agent and Reqistrar. Initially, IBJ Schroder Bank &
                   --------------------------
  Trust Company, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

                4. Indenture. The Company issued the Notes under an Indenture,
                   ---------
  dated as of February 6, 1997 (as supplemented by the First Supplemental Indenture thereto, dated as of February 6, 1997, the "Indenture"), between the Company and the Trustee. This Note is one of a duly authorized issue of Exchange Notes of the Company designated as its Series B 10% Senior Subordinated Notes due 2007 (the "Exchange Notes"). The Notes are limited in aggregate principal amount to

  $100,000,000. The Notes include the Initial Notes (the 10% Senior Subordinated Notes due 2007) and the Exchange Notes, issued in exchange for the Initial Notes pursuant to the Indenture. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code (S)(S) 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and said Act for a statement of them. The Notes are general unsecured obligations of the Company.

                5. Subordination. The Notes are subordinated in right of
                   -------------
  payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents of all Senior Debt of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

                6. Redemption.
                   ----------

                (a) Optional Redemption. The Notes will be redeemable, at the
                    -------------------
  Company's option, in whole at any time or in part from time to time, on and after January 15, 2002, upon not less than 30 nor more than 60 days notice, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on January 15 of the year set forth below, plus, in each case, accrued interest to the date of redemption:

   Year                                           Percentage

   2002..........................................  105.000%
   2003..........................................  103.333%
   2004..........................................  101.667%
   2005 and thereafter...........................  100.000%

                (b) Optional Redemption Upon Public Equity Offerings. At any
                    ------------------------------------------------
  time, or from time to time, on or prior to January 15, 2000, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings (as defined in the Indenture) to redeem up to 35% of the aggregate principal amount of Notes originally issued at a redemption price equal to 110% of the principal amount thereof plus, in each case, accrued interest to the date of redemption; provided that at least 65% of the principal amount of Notes originally issued remains outstanding immediately after any such redemption.

                 In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Public Equity Offering.

                 7. Notice of Redemption. Notice of redemption will be mailed at
                    --------------------
  least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than S1,000 may be redeemed in part.

                 Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price plus accrued and unpaid interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued and unpaid interest, if any.

                8. Offers to Purchase. Sections 4.15 and 4.16 of the Indenture
                   ------------------
  provide that, after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control (as defined in the Indenture), and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

                9. Denominations; Transfer; Exchange. The Notes are in
                   ---------------------------------
  registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, smong other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

                 10. Persons Deemed Owners. The registered Holder of a Note
                     ---------------------
   shall be treated as the owner of it for all purposes.

                 11. Unclaimed Money. If money for the payment of principal or
                     ---------------
interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                 12. Discharge Prior to Redemption or Maturity. If the Company
                     -----------------------------------------
at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

                13. Amendment; Supplement; Waiver. Subject to certain
                    -----------------------------
exceptions, the or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

                14. Restrictive Covenants. The Indenture imposes certain
                    ---------------------
limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

                 15. Successors. When a successor assumes, in accordance with
                     ----------
the Indenture, all the obligations of its predecessor under the Notes and the Indenture, the predecessor will be released from those obligations.

                 16. Defaults and Remedies. If an Event of Default occurs and is
                     ---------------------
continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

                17. Trustee Dealings with Company. The Trustee under the
                    -----------------------------
Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

                18. No Recourse Against Others. No stockholder, director,
                    --------------------------
officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                19. Authentication. This Note shall not be valid until the
                    --------------
Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

                20. Governinq Law. The Laws of the State of New York shall
                    -------------
govern this Note and the Indenture, without regard to principles of conflict of laws.

                21. Abbreviations and Defined Terms. Customary abbreviations may
                    -------------------------------
be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                 22. CUSIP Numbers. Pursuant to a recommendation promulgated by
                     -------------
the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

                 23. Indenture. Each Holder, by accepting a Note, agrees to be
                     ---------
bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

                The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indehture, which has the text of this
Note in larger type. Requests may be made to: Collins & Aikman Floorcoverings, Inc., 311 Smith Industrial Boulevard, Dalton, Georgia 30722, Attn: President.

                                ASSIGNMENT FORM

                 If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               (Print or type name, address and zip code and
                social security or tax ID number of assignee)

and irrevocably appoint                                 , agent to transfer
this Note on the books of the Company. The agent may substitute another to act for him.

Dated:                                    Signed:
       --------------------------------          ------------------------------
                                                 (Sign exactly as name appears
                                                 on the other side of this Note)

Signature Guarantee:
                     --------------------------------------------

                     [OPTION OF HOLDER TO ELECT PURCHASE]

   If you want to elect to have this Note purchased by the Company pursuant to
Section 4.15 or Section 4.16 of the Indenture, check the appropriate box:

                         Section 4.15 [    ]
                         Section 4.16 [    ]

   If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

$
  ------------------------


Dated:
       ----------------------------         ------------------------------------
                                            NOTICE: The signature on this
                                            assignment must correspond with the
                                            name as it appears upon the face of
                                            the within Note in every particular
                                            without alteration or enlargement or
                                            any change whatsoever and be
                                            guaranteed by the endorser s bank or
                                            broker.


Signature Guarantee:
                     ---------------------------------

                                                                       Exhibit C
                                                                       ---------

                          Form of Certificate To Be
                         Delivered in Connection with
                   Transfers to Non-QIB Accredited Investors
                   -----------------------------------------


                                                ------------------, ----


IBJ Schroder Bank & Trust
Company
One State Street
New York, New York 10004
Attention: Securities Processing
           Window Level SC1

                      Re: Collins & Aikman Floorcoverings, Inc.
                          10% Senior Subordinated Notes due 2007
                          --------------------------------------

Ladies and Gentlemen:

                In connection with our proposed purchase of 10% Senior Subordinated Notes due 2007 (the "Notes") of Collins & Aikman Floorcoverings, Inc. (the "Company"), we confirm that:

                1. We have received a copy of the Offering Memorandum (the "Offering Memorandum"), dated January 29, 1997 relating to the Notes and such other information as we deem necessary in order to make our investment decision. we acknowledge that we have read and agreed to the matters stated on pages (i)-
(ii) of the Offering Memorandum and in the section entitled "Transfer Restrictions" of the Offering Memorandum, including the restrictions on duplication and circulation of the Offering Memorandum.

                2. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture relating to the Notes (as described in the Offering Memorandum) and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                3. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell or otherwise transfer any Notes prior to the date which is three years after the original issuance of the Notes, we will do so only (i) to the Company or any of its subsidiaries, (ii) inside the Vnited States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act), (iii) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee (as defined in the Indenture relating to the Notes), a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes, (iv) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

                 4. We are not acquiring the Notes for or on behalf of, and will not transfer the Notes to, any pension or welfare plan (as defined in Section 3 of the Employee Retirement Income Security Act of 1974), except as permitted in the section entitled "Transfer Restrictions" of the Offering Memorandum.

                5. We understand that, on any proposed resale of any Notes, we will be required to furnish to the Trustee and the Company such certification, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

                6. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

                7. We are acquiring the Notes purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                      Very truly yours,

                                      By:
                                          ----------------------------------
                                             Name:
                                             Title:

                                                                       Exhibit D
                                                                       ---------
                      Form of Certificate To Be Delivered
                         in Connection with Transfers
                           Pursuant to Regulation S
                      -----------------------------------



IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004
Attention: Securities Processing
           Window Level SC1

              Re: Collins & Aikman Floorcoverings, Inc.
                  (the "Company")
                  10% Senior Subordinated Notes due 2007
                  (the "Notes")
                  --------------------------------------


Ladies and Gentlemen:

              In connection with our proposed sale of $ _______________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                (1) the offer of the Notes was not made to a person in the United States;

                (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                 (4) the transaction is not part of 8 plan or scheme to evade the registration requirements of the Securities Act; and

                 (5) we have advised the transferee of the transfer restrictions applicable to the Notes.

                You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in.Regulation S.

                                             Very truly yours,

                                             [Name of Transferor]

                                             By:
                                                 -----------------------------
                                                    Authorized Signature

                                      D-2